Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Blue Bird Corporation (the “Company”) on Form 10-Q for the quarterly period ended April 4, 2015, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Phillip Horlock, Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 19, 2015	/s/ Philip Horlock
Philip Horlock
Chief Executive Officer
(principal executive officer)